                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                October 16, 1997
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)





                     SANCTUARY WOODS MULTIMEDIA CORPORATION
--------------------------------------------------------------------------------

             (Exact name of Registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------

                 (State or other jurisdiction of incorporation)


               000-21510                                 75-2444109
--------------------------------------------------------------------------------
        (Commission File No.)               (IRS Employer Identification Number)

                                1250 45th Street
                        Emeryville, California 94608-2924
                                 (510) 658-2800
--------------------------------------------------------------------------------

                    (Address of Principal Executive Offices)

                             1825 South Grant Street
                           San Mateo, California 94402
                                 (415) 286-6000
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant


        Previous independent accountants

On October 16, 1997, Deloitte & Touche LLP ceased to serve as the Company's independent accountants. Deloitte & Touche LLP's report, dated April 12, 1996 disclaimed an opinion on the consolidated financial statements of the Registrant as of and for the year ended December 31, 1995 because of the possible material effects of the uncertainty about the Registrant's ability to continue as a going concern. Deloitte & Touche LLP's updated report, dated October 11, 1996, on the consolidated financial statements of the Registrant as of and for the year ended December 31, 1995, expressed a different opinion from the above-mentioned prior report and such October 11, 1996 report on the December 31, 1995, March 31, 1996 and June 30, 1996 consolidated financial statements did not include an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. Deloitte & Touche LLP's report, dated June 20, 1997 on the consolidated financial statements of the Registrant as of and for the fiscal periods ended March 31, 1997, March 31, 1996 and December 31, 1996 included an explanatory paragraph referring to substantial doubt about the Registrant's ability to continue as a going concern. The Registrant's Board of Directors participated in and approved the decision to cease the relationship with Deloitte & Touche LLP. In connection with its audits for the two most recent fiscal years and through October 16, 1997, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through October 16, 1997, there have been no reportable events, as defined in Regulation S-K Item 304(a)(1)(v). The Registrant shall provide Deloitte & Touche LLP with a copy of this Form 8-K no later than the day that this Form is filed with the SEC. Deloitte & Touche LLP has furnished the Registrant with a letter addressed to the SEC stating that it agrees with the above statements. A copy of the letter is filed as Exhibit 16 to this Form 8-K.



Exhibits.

        16. Letter dated October 23, 1997 from Deloitte & Touche LLP to the Securities and Exchange Commission, stating its agreement with the statements contained in Item 4 of this Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SANCTUARY WOODS MULTIMEDIA CORPORATION



                        By: /s/ Michelle Kraus
                           ---------------------------------------------------
                           Michelle Kraus, President and Chief Executive Officer

                        Dated:  October 23, 1997

                                                                Exhibit 16

                       [DELOITTE & TOUCHE LLP LETTERHEAD]


October 23, 1997

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Sanctuary Woods Multimedia Corporation dated October 23, 1997.

Yours truly,

/s/ DELOITTE & TOUCHE LLP
----------------------------
Deloitte & Touche LLP

San Francisco, California